CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (Parenthetical) $ in Thousands	Dec. 31, 2017 USD ($)
Adoption of IFRS	$ (1,944)	[1]
Adoption of IFRS 9
Adoption of IFRS	$ 1,900

[1]	Due to the application IFRS 9 in 2018, the Company reconciliates of consolidated statements of financial on the date of initial application. The impact on profit and loss of the reclassification of the receivables from RisenSky Solar S.a.r.l. and Mr. Su Weili in amount due from related parties to fair value through profit or loss and the impairment of financial assets applying the expected credit loss model as at January 1, 2018 is US$1.9 million.